                                                                   Exhibit 10.27

                          WILLIAMS COMMUNICATIONS, INC.
                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74121

February 14, 2000

Net2000 Communications, Inc.
2180 Fox Mill Road
Herndon, VA 20171
Attention:        Clyde Heintzelman
                  President

Dear Clyde:

This letter of intent ("Letter of Intent") summarizes the principal terms and conditions of the proposed transactions between Williams Communications, Inc., a Delaware corporation ("Williams"), and Net2000 Communications, Inc. (the "Company"), pursuant to which Williams will make an equity investment in the Company, and the parties will enter into a long term network services agreement (collectively, the "Transaction"). Nothing in this letter of intent binds either party to enter into the Transaction or to execute the Definitive Agreements (defined below).

CAPACITY PURCHASE AGREEMENT: Company and Williams will enter into a Capacity Purchase Agreement for a twenty (20) year term with a gross value of $127,286,278 representing the cumulative value of scheduled annual capacity available to Company for On-Net Transport Services. The present value purchase price ("Capacity Purchase Price") of the Capacity Purchase Agreement will be $50,786,926. Under the Capacity Purchase Agreement, a minimum of *** of the Annual Capacity Allowance shall be taken in the form of On-Net Private Line Services, ATM Services, Frame Relay Services, IP Transport Services, Switched Voice Transport Services and On-Net Local Access Services (each of which are provided over the Williams Network and collectively referred to as "On-Net Transport Services") and a maximum of *** of the Annual Capacity Allowance may be taken in the form of offnet local, future and other services. The exact services and amount of services taken against the scheduled annual capacity available in any given year will be specifically set forth in the Capacity Purchase Agreement. The Capacity Purchase Agreement will contain customary representations, warranties, performance obligations, covenants, conditions, indemnities and other terms.

PURCHASED CAPACITY DRAW DOWN: Under the Capacity Purchase Agreement, Company will be entitled to a pre-determined amount of services per year for 20 years (the amount of capacity



***Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

available to Company under the Capacity Purchase Agreement is the "Annual Capacity Allowance"). The Annual Capacity Allowance for year 1 would be $***, $*** for year 2, $*** for year 3, $*** for year 4, $*** for year 5, and $*** for years 6 through 20.

NETWORK CREDITS: Upon signing the Capacity Purchase Agreement and a stock purchase agreement (the "Definitive Agreements"), Williams will grant Company $10,000,000 in network credits. Network credits may be applied in lieu of cash down payment against the $50,786,926 Capacity Purchase Price reducing the amount of installment payments payable to Williams. Except for change of control, network credits will be for the sole use of Company.

PAYMENT PLAN: Subject to credit review and due diligence, Williams may provide a payment plan for the Capacity Purchase Price over a seven (7) year period at an annual percentage rate of 12%. The Capacity Purchase Price would be paid in eighty-four (84) equal monthly payments of $896,528 or in eighty-four (84) unequal monthly payments as may be mutually agreed upon by the parties; any such payment plan would be based upon a term not to exceed eighty-four (84) months and an interest rate of not less than 12% APR. The outstanding balance of the payment plan may be pre-paid by Company at any time without penalty. The payment plan will be more specifically set forth in the Capacity Purchase Agreement.

EQUITY: Upon execution of the Definitive Agreements, Williams will purchase $15,000,000 of a special class of non-voting, non-transferable except to a Williams subsidiary, common stock that is restricted from sale for twelve (12) months. Payment for such purchase will be made in the form of $10,000,000 in network credits and $5,000,000 in cash. Additionally, If the capacity purchase agreement is closed before IPO, the stock will be priced at the offer price. If the capacity purchase agreement is closed after IPO, the stock will be priced at the fair market value, defined as the average of the closing price from the preceding 5 trading days.

PRICING: Pricing for On-Net Transport Services will be at the rates in the "5 year Agreement" column and the "Commitment $ Volume" per month discount tier as mutually agreed to by the parties and as set forth in the Capacity Purchase Agreement. Pricing for On-Net *** Transport Services will initially be set as $*** per VGE V&H mile as determined by the "5 year Agreement" column and the $*** per month discount tier of the current *** Rate Card, Version 1.1 effective January 11, 2000. Our operations and maintenance charges are included in our rates. Additionally, Williams will waive our *** charges. Furthermore, pricing for On-Net *** Transport Services will not exceed the rates shown for each year as set forth on row "Revised *** VGE V&H rate cap per month " in Attachment I to this letter of intent. Any On-Net Services for which Williams is required to provision Off-Net Services will be charged to Company at the applicable On-Net rates and such service will be deemed applicable against the Annual Capacity Allowance. Williams will be given the opportunity to quote for Off-Net telecommunications services to Company based on Williams' price, quality and availability as set forth in the Capacity Purchase Agreement.

PREFERRED PROVIDER: Company will grant Williams preferred provider status whereby Williams will be given first right of refusal to provide Company with competitive On-Net Services subject



***Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

to the quality, service delivery and pricing offered to Company when compared to other service providers.

CUSTOMER NETWORK MANAGEMENT SYSTEM (CNMS): CNMS will be made available to Company no later than September 30, 2000. Specific terms for CNMS will be set forth in the Capacity Purchase Agreement.

SERVICE DELIVERY INTERVALS: Williams' target service delivery interval for DS-n On-Net Transport Services is *** days and a DS-n On-Net Transport service delivery credit is addressed in the Capacity Purchase Agreement for those instances when Company experiences a delay in service delivery. Williams' target service delivery interval for OC-n On-Net Transport Services is *** days, but all OC-n service orders are accepted on an individual case basis.

CARRY FORWARD AND CURE PERIOD (SUBJECT TO MUTUAL REVIEW BY NET2000 ANDWILLIAMS COMMUNICATIONS' ACCOUNTING, TAX AND LEGAL DEPARTMENT REVIEW): Williams will allow any amount of under-utilization of each individual year's (the "Carry Forward Period") Annual Capacity Allowance (the "Carry Forward Amount") to be carried forward for a period not to exceed five (5) years (the "Cure Period"). If Company has not used such Carry Forward Amount by the end of the Cure Period, Company shall be deemed to have utilized such capacity.

TERMINATION RIGHT AND PENALTY (SUBJECT TO MUTUAL REVIEW BY NET2000 AND WILLIAMS COMMUNICATIONS' ACCOUNTING, TAX AND LEGAL DEPARTMENT REVIEW): Should Company choose to terminate the Capacity Purchase Agreement prior to the end of the term for any reason other than cause as defined therein, Williams shall be entitled to all unpaid balances, all scheduled Payment Plan amounts due up to and including the Termination Effective Date, the Company's stock that was purchased in conjunction with the Definitive Agreements, and fifty percent (50%) of the Payment Plan amounts due for the twelve months immediately following the Termination Effective Date. The Termination Effective Date shall be defined as the last calendar day of the month in which disconnection of all active On-Net and Off-Net Services and cancellation of all pending Service Orders for On-Net and Off-Net Services has occurred.

CAPACITY SWAP CLARIFICATION: Company shall have the right to sell, swap or give away purchased capacity for which Williams has received payment in full. The full value of the twenty (20) year Capacity Allowance shall not be deemed "paid in full" until all scheduled Payment Plan amounts have been received in full and all balances are current. Company shall not under any circumstances obligate Williams to a third party or sell, swap or give away the purchased capacity to Qwest Communications International, Inc., Level 3 Communications, Inc., Broadwing, Inc., AT&T, MCI WorldCom/Sprint, and Global Crossing.

NON-BINDING NATURE OF LETTER OF INTENT: Company and Williams acknowledge and agree that this letter of intent is non-binding. The consummation of the proposed transactions is subject to the execution of the Definitive Agreements between the parties and the other conditions described therein. Nothing in this letter of intent shall be construed to obligate any party to proceed with the proposed transactions, and no such obligation shall be deemed to exist except by execution and delivery of the Definitive Agreements.



***Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

                                               WILLIAMS COMMUNICATIONS, INC.

                                               (AUTHORIZED REPRESENTATIVE)

                                            By:      /s/ Gordon C. Martin
                                                --------------------------------

                                            Name:    Gordon C. Martin
                                                  ------------------------------

                                            Title:   President, Network Services
                                                   -----------------------------
                                            Fax: 918.573.9251

Williams Communications, Inc. reserves the right to deem this letter of intent null and void if a countersigned copy of this page has not been received by five o'clock p.m. central standard time on Friday, February 18, 2000.

Accepted and agreed to this 14th
day of February, 2000.

Net2000 Communications, Inc.


By: /s/ Clyde A. Heintzelman
   ------------------------------------
        Clyde Heintzelman
        President


***Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

                          NET2000 COMMUNICATIONS, INC.
                          CAPACITY PURCHASE AGREEMENT
                               FEBRUARY 14, 2000
                         LETTER OF INTENT, ATTACHMENT I

Net2000 Economics 2/14/00                      Year 1     Year 2  Year 3  Year 4   Year 5  Year 6  Year 7  Year 8  Year 9

--------------------------------------------------------------------------------------------------------------------------
 V&H per month                                       ***     ***     ***     ***      ***     ***     ***     ***     ***
                                            ------------------------------------------------------------------------------
 *** VGE                                             ***     ***     ***     ***      ***     ***     ***     ***     ***
                                            ------------------------------------------------------------------------------
 *** VGE V&H per month                               ***     ***     ***     ***      ***     ***     ***     ***     ***
                                            ------------------------------------------------------------------------------
 240 month VGE V&H purchased                         ***     ***     ***     ***      ***     ***     ***     ***     ***

                                            ------------------------------------------------------------------------------
 Revised *** VGE V&H rate cap per month              ***     ***     ***     ***      ***     ***     ***     ***     ***
                                            ------------------------------------------------------------------------------
 Capacity allowance                                  ***     ***     ***     ***      ***     ***     ***     ***     ***

 NPV Purchase Price @ 9%                    $ 50,786,926
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
 NPV effective rate per *** DS-0
----------------------------------------------


***Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


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                          NET2000 COMMUNICATIONS, INC.
                          CAPACITY PURCHASE AGREEMENT
                               FEBRUARY 14, 2000
                         LETTER OF INTENT, ATTACHMENT I

 Year 10  Year 11 Year 12 Year 13 Year 14 Year 15 Year 16 Year 17 Year 18 Year 19 Year 20

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


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